UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22525

Managed Portfolio Series
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

James R. Arnold, President
Managed Portfolio Series
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Ave, 4th Fl
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-6802
Registrant's telephone number, including area code

Date of fiscal year end: July 31, 2014

Date of reporting period: January 31, 2014

Item 1. Report to Stockholders.

COHO RELATIVE VALUE EQUITY FUND

INSTITUTIONAL CLASS SHARES — COHOX

SEMI-ANNUAL REPORT

JANUARY 31, 2014

COHO RELATIVE VALUE EQUITY FUND

March 13, 2014

Dear Fellow Shareholders:

As January 31, 2014 marks the end of the Coho Relative Value Equity Fund’s (“the Fund”) first semi-annual period, we are pleased to provide you with an update on the Fund. At Coho Partners, Ltd., we remain committed to achieving the Fund’s investment objectives and providing our shareholders with open and active communication so they may gain a clear understanding of our investment process, the Fund’s performance results and our most recent thoughts on the economy and the equity markets.

MARKET REVIEW

The calendar year 2013 was very positive for domestic equities, with the broader averages appreciating more than 30%. The calendar year 2014 is off to a much less pleasant start as the U.S. equity markets declined more than 3% in January and the Fund’s performance declined modestly more. This is unusual for our investment style, but not without precedent. Much of this correction was blamed on the recent downturn in emerging market economies. A combination of a natural slowdown in the torrid pace of growth they have experienced over the last several years along with the tapering of quantitative easing by the Fed, has led investors to pull funds out of those economies as they look forward to the prospects of potentially higher and safer returns closer to home. This, in turn, has hurt the emerging market currencies and dimmed their immediate prospects for growth even further. Now that the commonly defined emerging markets represent approximately 50% of global Gross Domestic Product, this slowdown has potential impacts which transcend these economies and can spill over into the more developed economies such as the U.S., Europe and Japan. Following on the heels of a 30%+ return in the U.S. stock markets last year and 2 ½ years without a 10% correction, one could understand how the equity investors might get a little jumpy.

While the outsized advance of the stock market throughout 2013 has also put some pressure on valuations, we still are seeing opportunities for patient, long-term investors such as ourselves. The price-to-earnings (“P/E”) multiple on trailing twelve month earnings for the S&P 500 Index increased again, ending the year at 17x, up from approximately 14x at the beginning of 2013 and from 12x at the most recent major low in 2011. We believe this multiple expansion has been driven by continued benign inflation expectations, low interest rates, greater investor confidence in the economy and stronger money flows into equities vs. fixed income. The absolutely massive quantitative easing (“QE”) from the Fed has likely played an additional role in a gradual rise of valuation multiples across the equity market. In December, the Federal Reserve officially began its QE “taper” by reducing its monthly bond purchases by $10 billion. The markets reacted well to this news despite the recent increase in yield for the benchmark 10-yr U.S. Treasury Bond. We wouldn’t be surprised to see interest rates moving modestly higher in 2014, but as long as the yield on the 10-yr U.S. Treasury Bond stays under 5%, we believe there is ample room for equities to advance.

COHO RELATIVE VALUE EQUITY FUND

FUND PERFORMANCE REVIEW

Since its inception on August 14, 2013, the Fund has returned 4.29% versus 6.72% for the S&P 500 Index and 4.83% for the Russell 1000 Value Index. The Fund’s underperformance for the period was driven by a combination of negative selection effect and allocation effect.

From a sector perspective versus the S&P 500 Index, the Fund’s overweight position in Consumer Staples and underweight position in Information Technology were the largest detractors from relative performance. While stock selection was positive within the Consumer Staples and Consumer Discretionary sectors during the period, it was more than offset by negative stock selection within Health Care, Information Technology and Energy.

The five largest individual detractors during the period were Philip Morris International Inc., International Business Machines Corp., JM Smucker Co., the Fund’s cash position and the lack of ownership of Google Inc. which performed well in the S&P 500 during the period. The top five contributors to relative performance were Omnicom Group Inc., Lorillard Inc., CVS Caremark Corp., Microchip Technology Inc. and the lack of ownership in Apple Inc. which performed poorly in the S&P 500 during the period.

FUND ADVISOR OUTLOOK

We are long-term investors and some pull-back in the equity market was inevitable given the fact that there was virtually no meaningful correction until January 2014. Despite the significant appreciation in 2013, the Fund’s portfolio characteristics remain largely unchanged. The Fund’s gross dividend yield is 2.5% relative to the S&P 500 Index dividend yield at 1.9%. As of January 31, 2014, the Fund’s 30-day SEC Yield was 1.45%. As a result of our fundamental, bottom-up research process, we expect all of our holdings to increase their dividend during the coming year and we believe they will all have higher earnings in 2014 than they had in 2013. The Fund also maintains reasonable P/E multiples and a portfolio beta that is significantly less than the broader market averages. We believe these characteristics allow the Fund to be well-positioned to protect principal should there be a pullback and achieve reasonable upside participation should the rally continue its advance.

We thank you for your investment and continued confidence in the Coho Relative Value Equity Fund and we look forward to serving your interests over the many quarters and years to come.

Sincerely,
Coho Partners, Ltd.

COHO RELATIVE VALUE EQUITY FUND

Past performance does not guarantee future results.

Opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice.

Mutual fund investing involves risk. Principal loss is possible. The Fund may have a relatively high concentration of assets in a single or small number of issuers, which may reduce its diversification and result in increased volatility. The Fund may invest in smaller companies, which involve additional risks such as limited liquidity and greater volatility than larger capitalization companies. Investments in securities of foreign issuers involve risks not ordinarily associated with investment in securities and instruments of U.S. issuers, including risks relating to political, social and economic developments abroad, differences between U.S. and foreign regulatory and accounting requirements, tax risks, and market practices, as well as fluctuations in foreign currencies. The market price of the shares of an ETF will fluctuate based on changes in the net asset value as well as changes in the supply and demand of its shares in the secondary market. It is also possible that an active secondary market of an ETF’s shares may not develop and market trading in the shares of the ETF may be halted under certain circumstances. The principal value and investment return of an investment will fluctuate so an investor’s shares, when redeemed, may be worth more or less than the initial investment.

Fund holdings and sector allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security. Please see the schedule of investments section in this report for a full listing of the Fund’s holdings.

Price-to-Earnings ratio is a valuation ratio of a company’s current share price compared to it’s per share earnings.

Beta is a measure of volatility of a security or a portfolio in comparison to the market as a whole. A beta of 1.0 indicates that the security’s price will move with the market. For example, if a security’s or portfolio’s beta is 1.2, it is theoretically 20% more volatile than the market.

The S&P 500 Index is a stock market index based on the market capitalizations of 500 leading companies publicly traded in the U.S. stock market, as determined by Standard & Poor’s. You cannot invest directly in an index.

The Russell 1000 Index is a float-adjusted capitalization-weighted index that measures the performance of the large-capitalization sector of the U.S. equity market and includes securities issued by the approximately 1,000 largest issuers in the Russell 3000® Index. The Russell 1000 Value Index measures the performance of equity securities of Russell 1000 Index issuers with lower price-to-book ratios and lower forecasted growth.

Diversification does not assure a profit or protect against a loss in a declining market.

The Coho Relative Value Equity Fund is distributed by Quasar Distributors, LLC.

COHO RELATIVE VALUE EQUITY FUND

VALUE OF $100,000 INVESTMENT (UNAUDITED)

RATES OF RETURN (%) – AS OF JANUARY 31, 2014

Since Inception(1)
Coho Relative Value Equity Fund	4.29%
Russell 1000 Value Index(2)	4.83%
S&P 500 Index(3)	6.72%

(1)	August 14, 2013.

(2)	The Russell 1000 Index is a float-adjusted capitalization-weighted index that measures the performance of the large-capitalization sector of the U.S. equity market and includes securities issued by the approximately 1,000 largest issuers in the Russell 3000® Index. The Russell 1000 Value Index measures the performance of equity securities of Russell 1000 Index issuers with lower price-to-book ratios and lower forecasted growth. This Index cannot be invested in directly.

(3)	The Standard & Poor’s 500 Index is an unmanaged, capitalization-weighted index generally representative of the U.S. market for large capitalization stocks. This Index cannot be invested in directly.

COHO RELATIVE VALUE EQUITY FUND

EXPENSE EXAMPLE (UNAUDITED)
JANUARY 31, 2014

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 14, 2013 – January 31, 2014).

ACTUAL EXPENSES
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)
	08/14/2013	01/31/2014	08/14/2013 – 01/31/2014
Actual(2)	$1,000.00	$1,042.90	$4.52
Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.86	$4.47

(1)	Expenses are equal to the Fund’s annualized expense ratio for the period from inception through January 31, 2014 of 0.95%, multiplied by the average account value over the period, multiplied by 170/365 to reflect the period since inception.
(2)	Based on the actual returns for the period from August 14, 2013 through January 31, 2014 of 4.29%.

COHO RELATIVE VALUE EQUITY FUND

SECTOR ALLOCATION (UNAUDITED)
AS OF JANUARY 31, 2014(1)
(% OF NET ASSETS)

TOP TEN EQUITY HOLDINGS (UNAUDITED)
AS OF JANUARY 31, 2014(1)
(% OF NET ASSETS)

Omnicom Group	4.9%
UnitedHealth Group	4.8
Royal Dutch Shell – ADR	4.5
CVS Caremark	4.5
Illinios Tool Works	4.5
Abbott Laboratories	4.4
Amgen	4.3
Sysco	4.2
International Business Machines	4.0
Becton, Dickinson & Co.	3.9

(1)	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security. ADR – American Depositary Receipt

COHO RELATIVE VALUE EQUITY FUND

SCHEDULE OF INVESTMENTS (UNAUDITED)
JANUARY 31, 2014

	Shares	Value
COMMON STOCKS — 94.7%
Consumer Discretionary — 7.7%
Lowe’s Companies	16,217	$750,685
Omnicom Group	18,325	1,330,028
		2,080,713
Consumer Staples — 21.7%
CVS Caremark	17,839	1,208,058
JM Smucker	4,541	437,707
Lorillard	21,082	1,037,656
Philip Morris International	13,460	1,051,764
Procter & Gamble	12,974	994,068
Sysco	31,948	1,120,736
		5,849,989
Energy — 12.9%
Chevron	6,487	724,144
ConocoPhillips	14,433	937,423
Occidental Petroleum	6,811	596,439
Royal Dutch Shell – ADR	17,677	1,221,481
		3,479,487
Financials — 8.9%
Cullen/Frost Bankers	7,298	540,198
Marsh & McLennan Companies	20,434	934,038
State Street	13,622	911,993
		2,386,229
Health Care — 21.0%
Abbott Laboratories	32,272	1,183,091
Amgen	9,730	1,157,384
Becton, Dickinson & Co.	9,730	1,052,008
Johnson & Johnson	11,028	975,647
UnitedHealth Group	17,839	1,289,403
		5,657,533
Industrials — 7.9%
3M	7,298	935,531
Illinois Tool Works	15,244	1,202,294
		2,137,825

See Notes to the Financial Statements

COHO RELATIVE VALUE EQUITY FUND

SCHEDULE OF INVESTMENTS (UNAUDITED) – CONTINUED
JANUARY 31, 2014

	Shares	Value
Information Technology — 10.6%
Automatic Data Processing	11,352	$869,563
International Business Machines	6,162	1,088,702
Microchip Technology	20,271	909,357
		2,867,622
Materials — 4.0%
Air Products and Chemicals	4,865	511,506
International Flavors & Fragrances	6,487	562,293
		1,073,799
Total Common Stocks
(Cost $25,833,284)		25,533,197

SHORT-TERM INVESTMENT — 8.8%
Invesco Treasury Portfolio, 0.02% ^
(Cost $2,373,766)	2,373,766	2,373,766

Total Investments — 103.5%
(Cost $28,207,050)		27,906,963
Other Assets and Liabilities, Net — (3.5)%		(931,651)
Total Net Assets — 100.0%		$26,975,312

^ Variable Rate Security – The rate shown is the current yield as of January 31, 2014.
   ADR – American Depositary Receipt

See Notes to the Financial Statements

COHO RELATIVE VALUE EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
JANUARY 31, 2014

ASSETS
Investments, at value
(cost $28,207,050)	$27,906,963
Dividends & interest receivable	26,819
Receivable for capital shares sold	927,488
Prepaid expenses	17,968
Total assets	28,879,238

LIABILITIES:
Payable for investment securities purchased	1,875,051
Payable to adviser	2
Payable for fund administration & accounting fees	13,588
Payable for compliance fees	2,088
Payable for transfer agent fees & expenses	2,057
Payable for trustee fees	2,455
Accrued expenses	8,685
Total liabilities	1,903,926

NET ASSETS	$26,975,312

NET ASSETS CONSIST OF:
Paid-in capital	$27,260,433
Accumulated undistributed net investment income	6,585
Accumulated undistributed net realized gain on investments	8,381
Net unrealized depreciation on investments	(300,087)
Net Assets	$26,975,312
Shares issued and outstanding(1)	2,596,327
Net asset value, redemption price and offering price per share(2)	$10.39

(1)	Unlimited shares authorized without par value
(2)	A redemption fee of 2.00% is assessed against shares redeemed within 60 days of purchase.

See Notes to the Financial Statements

COHO RELATIVE VALUE EQUITY FUND

STATEMENT OF OPERATIONS (UNAUDITED)
FOR THE PERIOD INCEPTION THROUGH JANUARY 31, 2014(1)

INVESTMENT INCOME:
Dividend income	$107,732
Less: Foreign taxes withheld	(881)
Interest income	96
Total investment income	106,947

EXPENSES:
Fund administration & accounting fees (see Note 4)	42,568
Investment adviser fees (see Note 4)	37,784
Transfer agent fees (see Note 4)	13,659
Federal & state registration fees	11,832
Audit fees	7,480
Compliance fees (see Note 4)	5,680
Legal fees	5,607
Trustee fees (see Note 4)	4,870
Postage & printing fees	3,910
Custody fees (see Note 4)	3,414
Other	1,520
Total expenses before reimbursement	138,324
Less: Reimbursement from investment adviser (see Note 4)	(90,464)
Net expenses	47,860

NET INVESTMENT INCOME	59,087

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments	11,994
Net change in unrealized depreciation on investments	(300,087)

Net realized and unrealized loss on investments	(288,093)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(229,006)

(1)	Inception date of the Fund was August 14, 2013.

See Notes to the Financial Statements

COHO RELATIVE VALUE EQUITY FUND

STATEMENT OF CHANGES IN NET ASSETS

For The Period
Inception Through
January 31, 2014(1)
(Unaudited)
OPERATIONS:
Net investment income	$59,087
Net realized gain on investments	11,994
Net change in unrealized depreciation on investments	(300,087)
Net decrease in net assets resulting from operations	(229,006)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	27,924,337
Proceeds from reinvestment of distributions	44,434
Payments for shares redeemed	(709,124)
Redemption fees	786
Net increase in net assets resulting from capital share transactions	27,260,433

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income:	(52,502)
From net realized gains:	(3,613)
Total distributions to shareholders	(56,115)

TOTAL INCREASE IN NET ASSETS	26,975,312

NET ASSETS:
Beginning of period	—
End of period (including accumulated undistributed
net investment income of $6,585)	$26,975,312

(1)	Inception date of the Fund was August 14, 2013.

See Notes to the Financial Statements

COHO RELATIVE VALUE EQUITY FUND

FINANCIAL HIGHLIGHTS

For The Period
Inception Through
January 31, 2014(1)
PER SHARE DATA:(2)
Net asset value, beginning of period	$10.00

INVESTMENT OPERATIONS:
Net investment income	0.04
Net realized and unrealized gain on investments	0.39
Total from investment operations	0.43

LESS DISTRIBUTIONS:
Dividends from net investment income	(0.04)
Dividends from net realized gains	— (3)
Total distributions	(0.04)

Paid-in capital from redemption fees	— (3)

Net asset value, end of period	$10.39

TOTAL RETURN(4)	4.29%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in 000’s)	$26,975

Ratio of expenses to average net assets:
Before expense reimbursement(5)	2.75%
After expense reimbursement(5)	0.95%

Ratio of net investment income (loss) to average net assets:
Before expense reimbursement(5)	(0.63)%
After expense reimbursement(5)	1.17%

Portfolio turnover rate(4)	1%

(1)	Inception date of the Fund was August 14, 2013.
(2)	For a Fund share outstanding for the entire period.
(3)	Amount per share is less than $0.01.
(4)	Not annualized.
(5)	Annualized.

See Notes to the Financial Statements

COHO RELATIVE VALUE EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
JANUARY 31, 2014

1. ORGANIZATION

Managed Portfolio Series (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated January 27, 2011. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Coho Relative Value Equity Fund (the “Fund”) is a diversified series with its own investment objectives and policies within the Trust. The investment objective of the Fund is total return. The Fund commenced operations on August 14, 2013. Costs incurred by the Fund in connection with the organization, registration, and the initial public offering of shares were paid by Coho Partners, Ltd (the “Adviser”). The Fund currently offers two classes of shares, the Investor Class and Institutional Class. Investor Class shares are subject to a 0.25% distribution fee. As of January 31, 2014, Investor Class shares were not yet available. The Fund may issue an unlimited number of shares of beneficial interest, with no par value.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Security Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes – The Fund complies with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and distributes substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is required. As of and during the period ended January 31, 2014, the Fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. As of and during the period ended January 31, 2014, the Fund did not have liabilities for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations. During the period ended January 31, 2014, the Fund did not incur any interest or penalties. The Fund is subject to examination by U.S. taxing authorities for the tax periods since the commencement of operations.

Security Transactions, Income and Distributions – The Fund follows industry practice and records security transactions on the trade date. Realized gains and losses on sales of securities are calculated on the basis of identified cost. Dividend income is recorded on the ex-dividend date and interest income and expense is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations. Discounts and premiums on securities purchased are amortized over the expected life of the respective securities.

The Fund distributes substantially all net investment income, if any, and net realized capital gains, if any, annually. Distributions to shareholders are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income,

COHO RELATIVE VALUE EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) – CONTINUED
JANUARY 31, 2014

expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund.

Expenses – Expenses associated with a specific fund in the Trust are charged to that fund. Common expenses are allocated evenly between funds of the Trust, or by other equitable means.

Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3. SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

Level 1	–	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2	–	Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3	–	Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis. The Fund’s investments are carried at fair value.

Equity Securities – Securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and ask prices. Securities traded primarily in the Nasdaq Global Market System for which market quotations are readily available shall be valued using the Nasdaq Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

COHO RELATIVE VALUE EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) – CONTINUED
JANUARY 31, 2014

Mutual Funds – Investments in other mutual funds, including money market funds, are valued at their net asset value per share and are categorized in Level 1 of the fair value hierarchy.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees. These procedures consider many factors, including the type of security, size of holding, trading volume and news events. There can be no assurance that the Fund could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Fund determines their net asset values per share. The Board of Trustees has established a Valuation Committee to administer, implement, and oversee the fair valuation process, and to make fair value decisions when necessary. The Board of Trustees regularly reviews reports that describe any fair value determinations and methods

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund’s securities as of January 31, 2014:

	Level 1	Level 2	Level 3	Total
Common Stocks	$25,533,197	$—	$—	$25,533,197
Short-Term Investment	2,373,766	—	—	2,373,766
Total Investments in Securities	$27,906,963	$—	$—	$27,906,963

Transfers between levels are recognized at the end of the reporting period. During the period ended January 31, 2014, the Fund recognized no transfers to/from Level 1 or Level 2. The Fund did not invest in any Level 3 investments during the period. Refer to the Schedule of Investments for further information on the classification of investments.

4. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has an agreement with the Adviser to furnish investment advisory services to the Fund. Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 0.75% of the Fund’s average daily net assets.

The Fund’s Adviser has contractually agreed to waive a portion or all of its management fees and/or reimburse the Fund for its expenses to ensure that total annual operating expenses (excluding acquired fund fees and expenses, interest, taxes, brokerage commissions and extraordinary expenses) for the Fund do not exceed 0.95% of the Fund’s average daily net assets of the Institutional Class, subject to possible recoupment from the Fund within three years after the fees have been waived or reimbursed. Expenses waived and/or reimbursed by the Adviser may be recouped by the Adviser if such recoupment can be achieved within the foregoing expense limits. The Operating Expense Limitation Agreement will be in effect through at least March 31, 2015. Waived and/or reimbursed fees and expenses subject to potential recovery by year of expiration are as follows:

Expiration	Amount
7/31/2017	$ 90,464

COHO RELATIVE VALUE EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) – CONTINUED
JANUARY 31, 2014

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”) acts as the Fund’s Administrator. U.S. Bank, N.A. (the “Custodian”) serves as the custodian to the Fund. The Custodian is an affiliate of the Administrator. The Administrator performs various administrative and accounting services for the Fund. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the payment of the Fund’s expenses and reviews the Fund’s expense accruals; and serves as the Fund’s fund accountant and transfer agent. The officers of the Trust and the Chief Compliance Officer are employees of the Administrator. A Trustee of the Trust is an officer of the Administrator. As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Fund, subject to annual minimums. Fees paid by the Fund for administration and accounting, transfer agency, custody and chief compliance officer services for the period ended January 31, 2014 are disclosed in the Statement of Operations.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of the Administrator. A Trustee of the Trust is an interested person of the Distributor.

5. CAPITAL SHARE TRANSACTIONS

Transactions in shares of the Fund were as follows:

For The Period
Inception Through
January 31, 2014(1)
Shares sold	2,658,491
Shares issued to holders in reinvestment of dividends	4,099
Shares redeemed	(66,263)
Net increase in shares outstanding	2,596,327

(1)	Inception date of the Fund was August 14, 2013.

6. INVESTMENT TRANSACTIONS

The aggregate purchases and sales, excluding short-term investments, by the Fund for the period ended January 31, 2014, were as follows:

	Purchases	Sales
U.S. Government	$—	$—
Other	$25,954,099	$132,810

COHO RELATIVE VALUE EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) – CONTINUED
JANUARY 31, 2014

7. INCOME TAX INFORMATION

The aggregate gross unrealized appreciation and depreciation of securities held by the Funds and the total cost of securities for federal income tax purposes at January 31, 2014, were as follows:

Aggregate	Aggregate		Federal
Gross	Gross		Income
Appreciation	Depreciation	Net	Tax Cost
$488,020	$(788,107)	$(300,087)	$28,207,050

For the period ended January 31, 2014, the Fund paid the following distributions to shareholders:

Ordinary	Long Term
Income*	Capital Gains	Total
$56,115	$ —	$ 56,115

*For federal income tax purposes, distributions of short-term capital gains are treated as ordinary income distributions.

8. CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of January 31, 2014, Charles Schwab & Co., for the benefit of its customers, and Key Bank, for the benefit of its customers, owned 31.9% and 30.4 % of the outstanding shares of the Fund, respectively.

9. PENDING CHANGES TO CLASS STRUCTURE

The Fund has filed an updated registration statement with the SEC in order to change the class structure. The changes are anticipated to be effective March 31, 2014.

The Institutional Class will be renamed the Advisor Class and have the following changes: 1) addition of a shareholder service fee of 0.15% of average daily net assets, 2) decrease of the expense cap from 0.95% to 0.94% of average daily net assets, and 3) decrease of the minimum initial investment to $5,000.

The Investor Class will be renamed the Institutional Class and have the following changes: 1) removal of the distribution (12b-1) fee of 0.25% of average daily net assets, 2) removal of the shareholder service fee of 0.10% of average daily net assets, 3) decrease of the expense cap from 1.30% to 0.79% of average daily net assets, and 4) increase of the minimum initial investment to $1,000,000.

COHO RELATIVE VALUE EQUITY FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT
COHO PARTNERS, LTD

At the regular meeting of the Board of Trustees of Managed Portfolio Series (“Trust”) on May 14-15, 2013, the Trust’s Board of Trustees (“Board”), including all of the Trustees who are not “interested persons” of the Trust as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (“Independent Trustees”), considered and approved the Investment Advisory Agreement between the Trust and Coho Partners, Ltd (“Coho”) regarding the Coho Relative Value Equity Fund (the “Fund”) (the “Investment Advisory Agreement”). The Fund is a newly organized series of the Trust.

Prior to the meeting, the Trustees received and considered information from Coho and the Trust’s administrator designed to provide the Trustees with the information necessary to evaluate the terms of the proposed Investment Advisory Agreement between the Trust and Coho (“Support Materials”). Before voting to approve the proposed Investment Advisory Agreement, the Trustees reviewed the terms of the form of Investment Advisory Agreement and the Support Materials with Trust management and with counsel to the Independent Trustees and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed agreement. Coho also met with the Trustees and provided further information regarding its proposed services to the Fund, including but limited to information regarding its investment philosophy.

In determining whether to approve the Investment Advisory Agreement, the Trustees considered all factors they believed relevant including the following: (1) the nature, extent, and quality of the services to be provided by Coho; (2) the cost of the services to be provided and the profits to be realized by Coho from services rendered to the Trust; (3) comparative fee and expense data for the Fund and other investment companies with similar investment objectives; (4) the extent to which economies of scale would be realized as the Fund grows and whether the proposed advisory fee for the Fund reflects these economies of scale for the Fund’s benefit; and (5) other financial benefits to Coho resulting from services to be rendered to the Fund. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling.

Based upon Coho’s presentation and the Support Materials, the Board concluded that the overall arrangements between the Trust and Coho as will be set forth in the Investment Advisory Agreement as it relates to the Fund are fair and reasonable in light of the services that Coho will perform, the investment advisory fees that the Fund will pay, and such other matters as the Trustees considered relevant in the exercise of their reasonable judgment. The material factors and conclusions that formed the basis of the Trustees’ determination to approve the Investment Advisory Agreement are summarized below.

Nature, Extent and Quality of Services Provided. The Trustees considered the scope of services to be provided under the Investment Advisory Agreement with respect to the Fund, noting that such services will include but are not limited to the following: (1) investing the Fund’s assets consistent with the Fund’s investment objective and investment policies; (2) determining the portfolio securities to be purchased, sold or otherwise disposed of and timing of such transaction; (3) voting all proxies with respect to the Fund’s portfolio securities; (4) maintaining the required books and records for transactions affected by Coho on behalf of the Fund; and (5) selecting broker-dealers to execute orders on behalf of the Fund. The Trustees considered Coho’s sound audited composite performance since the composite’s inception in 2000 for accounts managed in the relative value equity style, the same investment style that will be used to manage the Fund. The Trustees noted the investment philosophy of the portfolio managers and their significant

COHO RELATIVE VALUE EQUITY FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT – CONTINUED
COHO PARTNERS, LTD

investment and portfolio management experience. The Trustees considered Coho’s capitalization and its assets under management. The Trustees concluded that they are satisfied with the nature, extent and quality of services that Coho proposes to provide to the Fund under to the Investment Advisory Agreement.

Cost of Advisory Services and Profitability. The Trustees considered the proposed annual management fee that the Fund will pay to Coho in the amount of 0.75% of the Fund’s average annual daily net assets, as well as Coho’s profitability analysis (12 month pro-forma) for services that Coho will render to the Fund. In this regard, the Trustees noted that Coho expects to subsidize the cost of all shareholder (other than transfer agency fees) and distribution services rendered to the Fund which exceed the projected Rule 12b-1 fees and shareholder service fees payable by the Fund. The Trustees noted that the management fees charged by Coho to separately managed accounts with similar investment strategies and similar asset levels to those projected for the Fund are generally lower than the proposed advisory fee for the Fund but that Coho has additional responsibilities with respect to the Fund, including additional compliance obligations and the preparation of Board and shareholder material that could justify a higher fee. The Trustees also noted that Coho had contractually agreed, for a period of at least one year from the effective date of the Fund’s prospectus, to reimburse the Fund for its operating expenses, and may reduce its management fees, in order to ensure that Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses, brokerage commissions, interest, taxes and extraordinary expenses) do not exceed 1.30% of the average daily net assets of the Investor Class and 0.95% of the average daily net assets of the Institutional Class shares. The Trustees concluded that the Coho’s service relationship with the Fund will not initially be profitable.

Comparative Fee and Expense Data. The Trustees considered an analysis comparing the contractual expenses born by the Fund and those of funds in the same Morningstar benchmark category with assets less than $100 million. The Trustees noted that the Fund’s management fee was lower than the average management fee reported for the benchmark category. They also considered that the total expenses of the Institutional Class and Investor Class shares of the Fund were generally consistent with the average total expenses (after waivers and expense reimbursements) reported for the Institutional Class shares and all other shares classes of the benchmark category and that the average net assets of funds comprising the benchmark category were significantly higher than the expected assets of the Fund. While recognizing that it is difficult to compare advisory fees because the scope advisory services provided may vary from one investment adviser to another, the Trustees concluded that Coho’s proposed advisory fee is reasonable.

Economies of Scale. The Trustees considered whether the Fund would benefit from any economies of scale, noting that the proposed investment advisory fee for the Fund did not contain breakpoints. The Trustees noted the fact that the Fund is newly organized and that an increase in assets would most likely not decrease the amount of advisory services that Coho would need to provide to the Fund. The Trustees also considered that Coho had agreed to consider breakpoints in the future in response to asset growth. The Trustees concluded that it is not necessary to consider the implementation of fee breakpoints at this time, but considered revisiting this issue in the future as circumstances change and asset levels increase.

Other Benefits. The Trustees noted that Coho does not utilize soft dollar arrangements with respect to portfolio transactions and has no affiliated brokers to execute the Fund’s portfolio transactions. The Trustees concluded that Coho will not receive any additional financial benefits from services rendered to the Fund.

COHO RELATIVE VALUE EQUITY FUND

ADDITIONAL INFORMATION (UNAUDITED)

AVAILABILITY OF FUND PORTFOLIO INFORMATION

The Fund files complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the Public Reference Room call 1-800-SEC-0330. In addition, the Fund’s Form N-Q is available without charge upon request by calling 1-866-264-6234.

AVAILABILITY OF PROXY VOTING INFORMATION

A description of the Fund’s Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-866-264-6234. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, is available (1) without charge, upon request, by calling 1-866-264-6234, or (2) on the SEC’s website at www.sec.gov.

COHO RELATIVE VALUE EQUITY FUND

PRIVACY NOTICE

The Fund collects only relevant information about you that the law allows or requires it to have in order to conduct its business and properly service you. The Fund collects financial and personal information about you (“Personal Information”) directly (e.g., information on account applications and other forms, such as your name, address, and social security number, and information provided to access account information or conduct account transactions online, such as password, account number, e-mail address, and alternate telephone number), and indirectly (e.g., information about your transactions with us, such as transaction amounts, account balance and account holdings).

The Fund does not disclose any non-public personal information about its shareholders or former shareholders other than for everyday business purposes such as to process a transaction, service an account, respond to court orders and legal investigations or as otherwise permitted by law. Third parties that may receive this information include companies that provide transfer agency, technology and administrative services to the Fund, as well as the Fund’s investment adviser who is an affiliate of the Fund. If you maintain a retirement/educational custodial account directly with the Fund, we may also disclose your Personal Information to the custodian for that account for shareholder servicing purposes. The Fund limits access to your Personal Information provided to unaffiliated third parties to information necessary to carry out their assigned responsibilities to the Fund. All shareholder records will be disposed of in accordance with applicable law. The Fund maintains physical, electronic and procedural safeguards to protect your Personal Information and requires its third party service providers with access to such information to treat your Personal Information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, credit union, bank or trust company, the privacy policy of your financial intermediary governs how your non-public personal information is shared with unaffiliated third parties.

INVESTMENT ADVISER
Coho Partners, Ltd.
300 Berwyn Park
801 Cassatt Road, Suite 100
Berwyn, PA 19312

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

CUSTODIAN
U.S. Bank, N.A.
1555 North Rivercenter Drive
Milwaukee, WI 53212

ADMINISTRATOR, FUND ACCOUNTANT
AND TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 E. Michigan Street
Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen Fund Audit Services, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, OH 44115

LEGAL COUNSEL
Bernstein, Shur, Sawyer & Nelson, P.A.
100 Middle Street
Portland, ME 04104

This report should be accompanied or preceded by a prospectus.

The Fund’s Statement of Additional Information contains additional information about the
Fund’s trustees and is available without charge upon request by calling 1-866-264-6234.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Note applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Schedule of Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable for semi-annual reports.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Managed Portfolio Series

By (Signature and Title)*	/s/ James R. Arnold
James R. Arnold, President

Date	4/2/14

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James R. Arnold
James R. Arnold, President

Date	4/2/14

By (Signature and Title)*	/s/ Brian R. Wiedmeyer
Brian R. Wiedmeyer, Treasurer

Date	4/2/14

* Print the name and title of each signing officer under his or her signature.